UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

NeoVolta, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41447	82-5299263
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12195 Dearborn Place

Poway, CA 92064

(Address of Principal Executive Offices) (Zip Code)

(800) 364-5464

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEOV	The NASDAQ Stock Market LLC
Warrants, each warrant exercisable for one share of common stock	NEOVW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 14, 2026, NeoVolta, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2026 and recent operational updates. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2026, the Company announced the appointment of Jing Nealis as the Company’s Chief Financial Officer, effective May 18, 2026, succeeding Steve Bond, who will transition from the role of Chief Financial Officer effective as of such date. A copy of the press release announcing the appointment is attached to this report as Exhibit 99.2 and is incorporated by reference herein.

In connection with Ms. Nealis’s appointment as the Company’s Chief Financial Officer with an effective date of May 18, 2026, the Company and Ms. Nealis entered into an Employment Agreement, dated March 26, 2026 (the “Employment Agreement”). Under the Employment Agreement, Ms. Nealis will receive an annual base salary of $425,000. She will also receive a sign-on bonus of $35,417, payable in a lump sum within thirty (30) days following the effective date of her employment. Ms. Nealis will be eligible to receive an annual bonus with a target equal to 80% of her base salary (prorated for partial years), based on the achievement of written goals and objectives established by the Compensation Committee of the Board. If Ms. Nealis achieves more than 100% of the written objectives, she may be eligible to receive an additional bonus above 100% of the target annual bonus, in an amount determined in the sole discretion of the Compensation Committee.

On the effective date of her employment, Ms. Nealis will receive a grant of restricted stock units (“RSUs”) equal to 1,000,000 shares of the Company’s common stock (the “RSU Grant”). The RSU Grant will vest as follows: 33% on the one-year anniversary of the effective date, and the remaining 67% in eight quarterly installments thereafter, subject to Ms. Nealis’s continued employment through each vesting date. Additionally, Ms. Nealis will receive a performance-based RSU grant equal to 25,000 shares of the Company’s common stock (the “PSU Grant”). The PSU Grant will vest upon the successful completion of customer payments to NeoVolta Power LLC exceeding $1,000,000, subject to Ms. Nealis’s continued employment through the vesting date. For each fiscal year during the term of the Employment Agreement commencing with the fiscal year starting July 1, 2027, Ms. Nealis will be eligible to receive an annual equity grant under the Company’s Stock Incentive Plan, subject to the availability of shares and the sole discretion of the Compensation Committee. In the event of a Change of Control (as defined in the Company’s Stock Incentive Plan), all unvested equity awards granted to Ms. Nealis under the Employment Agreement will automatically vest, subject to her continued employment through the date of the Change of Control.

Under the Employment Agreement, if Ms. Nealis’s employment is terminated by the Company without Cause (other than for death or Disability, each as defined in the Employment Agreement) or by Ms. Nealis for Good Reason (as defined in the Employment Agreement), she will be entitled to: (i) accelerated vesting of all unvested equity previously granted; and (ii) continued payment of her base salary for nine months following the termination date. In addition, the Company will continue to pay its portion of Ms. Nealis’s medical and dental insurance premiums under COBRA for up to nine months following termination. These severance benefits are contingent upon Ms. Nealis’s timely execution, delivery, and non-revocation of a general release and waiver of claims in a form reasonably acceptable to the Company. The Company will also provide Ms. Nealis with the Company’s standard form of Officer and Director Indemnification Agreement.

Ms. Nealis, age 47, previously served as the Chief Financial Officer of SES AI Corporation, from March 2021 until April 2026. Ms. Nealis served as Senior Director, Corporate Finance at View Inc., from 2019 until March 2021. Previously, she served as Chief Financial Officer of SunPower Systems International Ltd. from 2017 until 2019, after having served in the same role in the International Division of Shunfeng International Clean Energy Ltd from 2014 until 2017. From 2012 to 2014, Ms. Nealis was Finance Director/Global Tax Director of Suntech Power, prior to which she was a manager at Deloitte from 2006 to 2012 and worked at Deloitte offices in Chicago, Shanghai, and Hong Kong. Ms. Nealis earned her MS in Accounting from the University of Hawaii and her Bachelor’s in International Business from China University of Petroleum in Beijing. There are no family relationships between Ms. Nealis and any director or executive officer of the Company. There are no related party transactions between Ms. Nealis and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
10.1	Employment Agreement dated March 26, 2026 between NeoVolta, Inc. and Jing Nealis
10.2	Form of NeoVolta, Inc. Indemnification Agreement
99.1	Press release dated May 14, 2026
99.2	Press release dated May 14, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NeoVolta, Inc.

By:	/s/ Steve Bond
Steve Bond
Chief Financial Officer

Dated: May 14, 2026

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